Media Contact:	Joe McCormack
Sparton Corporation
Email: ir@sparton.com
Office: (847) 762-5800
FOR IMMEDIATE RELEASE
Sparton Corporation Reports Fiscal 2017 Third Quarter Results
SCHAUMBURG, IL. - May 9, 2017 - Sparton Corporation (NYSE: SPA) today announced results for the third quarter of fiscal year 2017 ended April 2, 2017.
Third Quarter Financial Results and Highlights
Joseph J. Hartnett, Interim President & CEO, commented, “Our Medical facilities are continuing to perform well while certain Mil/Aero and industrial facilities experienced unexpected delays in a couple of customer programs.  As expected, our ECP Segment performance improved significantly over the prior quarter.  Overall, while we are not satisfied with the quarter’s results, we are making progress in building a stronger more productive infrastructure while continuing to explore a potential acquisition of the Company.”
Joe McCormack, Senior Vice President and CFO, commented, “We are pleased that we were able to hold the line on our long-term debt during the quarter in light of investments in infrastructure and working capital needs in the quarter.  The management of debt levels, generation of free cash flow and optimization of earnings continues to be a priority of the Company."
Consolidated:
• Net sales of $95.4 million
• Gross profit margin increased 140 bps from prior quarter to 17.7%
• SG&A expenses of $12.9 million or 13.5% of sales; adjusted SG&A of $12.2 million, 12.8% of sales
• Earnings per share of $0.04, adjusted Earnings per share of $0.22
• Adjusted EBITDA of $5.3 million, a 5.6% adjusted EBITDA margin
MDS Segment:
• Gross sales of $61.1 million
• Gross profit margin of 11.0%
• Operating loss of $0.7 million
• Adjusted EBITDA of $4.3 million, a 7.1% adjusted EBITDA margin
• New program wins in Q3 have expected revenue of $12.5 million when fully ramped up into production
• Trailing four quarter win revenue of $54.3 million, which continues to support our future organic growth
• Backlog of $118 million
ECP Segment:
• Gross sales of $37.1 million
• Gross profit margin of 27.6%
• Operating income of $5.3 million
• Adjusted EBITDA of $7.1 million, a 19.1% adjusted EBITDA margin
• Backlog of $124 million comprised principally of $105 million in domestic sonobuoys, $7 million in foreign sonobuoys, and $12 million in rugged electronics and other
SELECTED FINANCIAL DATA

	For the Quarters Ended			For First Three Quarters
	Q3 FY17	Q2 FY17	Q3 FY16	2017	2016
	(Dollars in thousands, except per share data)
Consolidated:
Net sales	$95,410	$97,399	$102,175	$293,176	$312,395
Gross profit	16,915	15,898	19,067	50,098	58,726
Selling and administrative expenses	12,862	12,953	13,727	39,198	41,691
Operating income	1,530	221	2,676	3,083	7,628
Adjusted operating income (non-GAAP)	4,264	3,107	6,101	11,685	17,776
Earnings per share	0.04	(0.09)	0.12	(0.04)	0.38
Adjusted Earnings per share (non-GAAP)	0.22	0.10	0.34	0.53	1.00
EBITDA (non-GAAP)	5,135	3,890	6,546	14,096	19,569
Adjusted EBITDA (non-GAAP)	5,318	5,553	7,865	17,014	23,519
Adjusted EBITDA margin (non-GAAP)	5.6%	5.7%	7.7%	5.8%	7.5%
Free cash flow (non-GAAP)	$(1,424)	$10,008	$6,235	$10,677	$16,081

MDS Segment:
Gross sales	$61,084	$67,382	$68,187	$193,468	$209,730
Intercompany sales	(2,654)	(2,333)	(3,533)	(7,187)	(13,402)
Net sales	58,430	65,049	64,654	186,281	196,328
Gross profit	6,690	8,357	7,771	22,341	25,056
Selling and administrative expenses	3,207	3,384	3,608	10,099	11,466
Allocation of corporate expenses	2,477	2,177	2,242	7,122	6,911
Operating Income (loss)	(722)	986	231	(250)	48
Adjusted Segment EBITDA (non-GAAP)	$4,343	$5,875	$5,237	$14,909	$16,831

ECP Segment:
Gross sales	$37,053	$32,350	$37,566	$106,995	$116,297
Intercompany sales	(73)	—	(45)	(100)	(230)
Net sales	36,980	32,350	37,521	106,895	116,067
Gross profit	10,225	7,541	11,296	27,757	33,670
Selling and administrative expenses	2,922	2,550	2,837	8,096	8,045
Allocation of corporate expenses	1,238	995	1,061	3,433	3,165
Operating Income	5,270	3,082	6,424	13,781	19,684
Adjusted Segment EBITDA (non-GAAP)	$7,072	$4,646	$8,141	$18,946	$24,813
Liquidity and Capital Resources
As of April 2, 2017, the Company had $82 million available under its $175 million credit facility.
Outlook
Mr. Hartnett concluded, “We expect revenues for the fourth quarter of fiscal 2017 of between $97 and $101 million and gross margins are expected to come in at approximately 18%.”
Potential Sale Transaction
As previously announced, the Board of Directors of Sparton Corporation is exploring a possible sale of the Company. There can be no assurance that such a sale will occur.
Conference Call
The Company will host a conference call on Wednesday, May 10, 2017 at 10:00 a.m. CDT/11:00 a.m. EDT to discuss its fiscal year 2017 third quarter financial results. To participate, callers should dial 800-706-4417. Participants should dial in at least 5 minutes prior to the start of the call. A web presentation link, including the slide presentation which will accompany the call, will also be available for the conference call: http://tinyurl.com/kskr358. The presentation and conference call audio will be available on Sparton’s website: http://www.sparton.com in the “Investors” section.
Non-GAAP Financial Measures
In addition to reporting financial results in accordance with U.S. generally accepted accounting principles (“GAAP”), Sparton Corporation has provided certain non-GAAP financial measures as additional information for its operating results. These measures have not been prepared in accordance with GAAP and may be different from measures used by other companies. Whenever we use non-GAAP financial measures, we designate these measures, which exclude the effects of certain expenses and income, as “adjusted” and provide a reconciliation of non-GAAP financial measures to the most closely applicable GAAP financial measure. The non-GAAP financial measures eliminate or add certain items of expense and income from total operating expense and income taxes. Management believes that this presentation is helpful to investors in evaluating the current operational and financial performance of our business and facilitates comparisons to historical results of operations. Management discloses this information along with a reconciliation of the comparable GAAP amounts to provide access to the detail and nature of adjustments made to GAAP financial results. While some of these excluded items have been periodically reported in our statements of operations, their occurrence in future periods depends on future business and economic factors, among other evaluation criteria, and the occurrence of such events and factors may frequently be beyond the control of management.
When we calculate adjusted earnings per share, adjusted EBITDA and other adjustments to the statements of income, we exclude certain expenses and income because we believe that they are not related directly to the underlying performance of our fundamental business operations. We exclude these measures when reviewing financial results and for business planning. Although these events are reflected in our GAAP financial statements, these transactions may limit the comparability of our fundamental operations with prior and future periods. We believe EBITDA and adjusted EBITDA are commonly used by financial analysts and others in the industries in which the Company operates and, thus, provides useful information to investors. The Company does not intend, nor should the reader consider, EBITDA or adjusted EBITDA to be an alternative to operating income, net income, net cash provided by operating activities or any other items calculated in accordance with GAAP. The Company's definition of adjusted EBITDA may not be comparable with other companies. Accordingly, the measurement has limitations depending on its use.
About Sparton Corporation
Sparton Corporation (NYSE:SPA), now in its 117th year, is a provider of complex and sophisticated electromechanical devices with capabilities that include concept development, industrial design, design and manufacturing engineering, production, distribution, field service and refurbishment. The primary markets served are Medical & Biotechnology, Military & Aerospace and Industrial & Commercial. Headquartered in Schaumburg, IL, Sparton currently has thirteen manufacturing locations and engineering design centers worldwide. Sparton's Web site may be accessed at www.sparton.com.
Safe Harbor and Fair Disclosure Statement
Safe Harbor statement under the Private Securities Litigation Reform Act of 1995: To the extent any statements made in this release contain information that is not historical, these statements are essentially forward-looking and are subject to risks and uncertainties, including the difficulty of predicting future results, the regulatory environment, fluctuations in operating results and other risks detailed from time to time in Sparton’s filings with the Securities and Exchange Commission (SEC). The matters discussed in this press release may also involve risks and uncertainties concerning Sparton’s services described in Sparton’s filings with the SEC. In particular, see the risk factors described in Sparton’s most recent Form 10-K and Form 10-Q. Sparton assumes no obligation to update the forward-looking information contained in this press release.

CONSOLIDATING FINANCIAL INFORMATION - Q3 FISCAL YEAR 2017
(Dollars in thousands, except per share data)

	Corporate	MDS	ECP	Total
Net Sales	$—	$58,430	$36,980	$95,410
Cost of goods sold	—	51,740	26,755	78,495
Gross profit	—	6,690	10,225	$16,915
Operating expenses:
Selling and administrative	6,733	3,207	2,922	12,862
Selling and administrative - Corp allocations	(3,715)	2,477	1,238	—
Internal research and development	—	—	424	424
Amortization of intangible assets	—	1,728	371	2,099
Total operating expenses	3,018	7,412	4,955	15,385
Income (loss) from operations	(3,018)	(722)	5,270	1,530
Interest expense, net	(1,082)	7	—	(1,075)
Other income (expense)	8	11	1	20
Income taxes	(4)	(42)	—	(46)
Net income (loss)	$(4,096)	$(746)	$5,271	$429
Income per share of common stock:
Basic				$0.04
Diluted				0.04
Weighted average shares of common stock outstanding:
Basic				9,818,789
Diluted				9,818,789

CONSOLIDATING FINANCIAL INFORMATION - Q3 FISCAL YEAR 2016
(Dollars in thousands, except per share data)

	Corporate	MDS	ECP	Total
Net Sales	$—	$64,654	$37,521	$102,175
Cost of goods sold	—	56,883	26,225	83,108
Gross profit	—	7,771	11,296	$19,067
Operating expenses:
Selling and administrative	7,282	3,608	2,837	13,727
Selling and administrative - Corp allocations	(3,303)	2,242	1,061	—
Internal research and development	—	—	561	561
Amortization of intangible assets	—	1,948	413	2,361
Restructuring charges	—	(258)	—	(258)
Total operating expenses	3,979	7,540	4,872	16,391
Income (loss) from operations	(3,979)	231	6,424	2,676
Interest expense, net	(957)	1	—	(956)
Other income (expense)	8	(5)	25	28
Income taxes	(612)	—	—	(612)
Net income (loss)	$(5,540)	$227	$6,449	$1,136
Income per share of common stock:
Basic				$0.12
Diluted				0.12
Weighted average shares of common stock outstanding:
Basic				9,789,807
Diluted				9,789,807

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

	For the First Three Quarters
	2017	2016
	($ in thousands)
Cash Flows from Operating Activities:
Operating activities, net of working capital changes	$11,830	$14,234
Net changes in working capital	3,676	7,074
Cash Flows from Operating Activities	15,506	21,308
Cash Flows from Investing Activities:
Business acquisitions	—	750
Capital expenditures	(4,829)	(5,227)
Other investing activities	17	221
Cash Flows from Investing Activities	(4,812)	(4,256)
Cash Flows from Financing Activities:
Net change in credit facility	(9,584)	(31,100)
Other financing activities	(210)	(32)
Cash Flows from Financing Activities	(9,794)	(31,132)
Change in Cash and Cash Equivalents	900	(14,080)

Cash and Cash Equivalents - Beginning	132	14,914
Cash and Cash Equivalents - Ending	$1,032	$834

CONDENSED CONSOLIDATED BALANCE SHEETS

	April 2, 2017	July 3, 2016
	($ in thousands)
Assets
Cash and cash equivalents	$1,032	$132
Accounts receivable, net	48,092	46,759
Inventories	64,966	77,871
Prepaid and other current assets	4,933	5,844
Property, plant and equipment, net	33,819	33,320
Goodwill	12,663	12,663
Other intangible assets, net	30,434	36,933
Other assets	31,546	32,476
Total assets	$227,485	$245,998
Liabilities and Shareholders’ Equity
Accounts payable	$35,366	$38,290
Accrued expenses	18,253	24,149
Credit facility	87,622	97,206
Capital lease obligations, long term	234	332
Environmental	5,614	6,117
Pension	1,168	1,276
Shareholders’ Equity	79,228	78,628
Total Liabilities and Shareholders’ Equity	$227,485	$245,998

RECONCILIATION OF NON-GAAP MEASURES

EBITDA Reconciliation (Non-GAAP) - Q3 Fiscal Year 2017
(Dollars in thousands)

	Corporate	MDS	ECP	Total
Net income (loss)	$(4,096)	$(746)	$5,271	$429
Interest expense, net	1,082	(7)	—	1,075
Income taxes	4	42	—	46
Amortization of intangible assets	—	1,728	371	2,099
Depreciation included in SG&A above	445	849	192	1,486
Selling and administrative - Corp allocations	(3,715)	2,477	1,238	—
EBITDA, excluding corporate allocation	(6,280)	4,343	7,072	5,135
Adjustments for nonrecurring operating expenses:
Stock-based compensation	(452)	—	—	(452)
Costs related to potential sale of Company	635	—	—	635
Adjusted EBITDA, before corporate allocation	$(6,097)	$4,343	$7,072	$5,318

Adjusted EBITDA, after corporate allocation	$(2,382)	$1,866	$5,834	$5,318

Adjusted EBITDA margin				5.6%

EBITDA Reconciliation (Non-GAAP) - Q3 Fiscal Year 2016
(Dollars in thousands)

	Corporate	MDS	ECP	Total
Net income (loss)	$(5,540)	$227	$6,449	$1,136
Interest expense, net	957	(1)	—	956
Income taxes	612	—	—	612
Amortization of intangible assets	—	1,948	413	2,361
Depreciation included in SG&A above	384	879	218	1,481
Selling and administrative - Corp allocations	(3,303)	2,242	1,061	—
EBITDA, excluding corporate allocation	(6,890)	5,295	8,141	6,546
Adjustments for nonrecurring operating expenses:
Stock-based compensation	255	—	—	255
Costs related to potential sale of company	430	—	—	430
Restructuring charges	371	(258)	—	113
Other non-recurring costs	321	200	—	521
Adjusted EBITDA, before corporate allocation	$(5,513)	$5,237	$8,141	$7,865

Adjusted EBITDA, after corporate allocation	$(2,210)	$2,995	$7,080	$7,865

Adjusted EBITDA margin				7.7%

Adjusted SG&A and Operating Income (Non-GAAP)

	For the Quarters Ended
	Q3 FY17		Q2 FY17		Q3 FY16
	SG&A	Operating Income	SG&A	Operating Income	SG&A	Operating Income
	(Dollars in thousands)
As reported	$12,862	$1,530	$12,953	$221	$13,727	$2,676
Percentage of sales	13.5%	1.6%	13.3%	0.2%	13.4%	2.6%
Adjustments:
Amortization of intangible assets	—	2,099	—	2,191	—	2,361
Costs related to potential sale of Company	635	635	695	695	430	430
Restructuring costs	—	—	—	—	371	113
Other nonrecurring adjustments	—	—	—	—	321	521
Total adjustments	635	2,734	695	2,886	1,122	3,425
As adjusted	$12,227	$4,264	$12,258	$3,107	$12,605	$6,101

Adjusted percentage of sales	12.8%	4.5%	12.6%	3.2%	12.3%	6.0%

	For the First Three Quarters
	2017		2016
	SG&A	Operating Income	SG&A	Operating Income
	(Dollars in thousands)
As reported	$39,198	$3,083	$41,691	$7,628
Percentage of sales	13.4%	1.0%	13.4%	2.4%
Adjustments:
Amortization of intangible assets	—	6,509	—	7,323
Costs related to potential sale of Company	1,993	1,993	430	430
Restructuring costs	—	—	371	2,473
Reversal of accrued contingent consideration	—	—	—	(1,530)
Other nonrecurring adjustments	100	100	1,252	1,452
Total adjustments	2,093	8,602	2,053	10,148
As adjusted	$37,105	$11,685	$39,638	$17,776

Adjusted percentage of sales	12.7%	4.0%	12.7%	5.7%

Adjusted EPS (Non-GAAP)

	For the Quarters Ended			For the First Three Quarters
	Q3 FY17	Q2 FY17	Q3 FY16	2017	2016
	(Dollars in thousands, except per share data)
Earnings per share - diluted, as reported	$0.04	$(0.09)	$0.12	$(0.04)	$0.38
Nonrecurring items	0.04	0.05	0.06	0.14	0.13
Amortization of intangible assets	0.14	0.14	0.16	0.43	0.49
Adjusted earnings per share	$0.22	$0.10	$0.34	$0.53	$1.00

Adjustments, net of tax:
Costs related to potential sale of Company	$413	$452	$280	$1,295	$280
Restructuring costs	—	—	73	—	1,607
Reversal of accrued contingent consideration	—	—	—	—	(1,530)
Other nonrecurring adjustments	—	—	339	65	944
Total nonrecurring	413	452	692	1,360	1,301
Amortization of intangible assets	1,364	1,424	1,535	4,231	4,760
Total adjustments	$1,777	$1,876	$2,227	$5,591	$6,061